                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

MONY POA

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ Christopher M. Condron
                                        ----------------------------------------
                                        Christopher M. Condron
                                        Chairman of the Board, President and
                                        Chief Executive Officer

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Christopher M. Condron, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ Charlynn Goins
                                        ----------------------------------------
                                        Charlynn Goins, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Charlynn Goins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ Mary R. (Nina) Henderson
                                        ----------------------------------------
                                        Mary R. (Nina) Henderson, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Mary R. (Nina) Henderson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ James F. Higgins
                                        ----------------------------------------
                                        James F. Higgins, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared James F. Higgins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of February, 2010.


                                        /s/ Scott D. Miller
                                        ----------------------------------------
                                        Scott D. Miller, Director

State of Colorado)
County of Pitkin) ss.:

On the 16th day of February in the year 2010 before me, the undersigned, personally appeared Scott D. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Alexis M. Diaz
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ Joseph H. Moglia
                                        ----------------------------------------
                                        Joseph H. Moglia, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Joseph H. Moglia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ Lorie A. Slutsky
                                        ----------------------------------------
                                        Lorie A. Slutsky, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ Ezra Suleiman
                                        ----------------------------------------
                                        Ezra Suleiman, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Ezra Suleiman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 2nd day of February, 2010.


                                        /s/ Peter J. Tobin
                                        ----------------------------------------
                                        Peter J. Tobin, Director

State of New York)
County of New York) ss.:

On the 2nd day of February in the year 2010 before me, the undersigned, personally appeared Peter J. Tobin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sheryl Epstein
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.


                                        /s/ Peter Kraus
                                        ----------------------------------------
                                        Peter Kraus, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Peter Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 2nd day of March, 2010.


                                        /s/ Richard Dziadzio
                                        ----------------------------------------
                                        Richard Dziadzio
                                        Executive Vice President and Chief
                                        Financial Officer

State of New York)
County of New York) ss.:

On the 2nd day of March in the year 2010 before me, the undersigned, personally appeared Richard Dziadzio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Denise Tedeschi
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307

           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
                                    333-17633

           Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 9th day of March, 2010.


                                        /s/ Alvin H. Fenichel
                                        ----------------------------------------
                                        Alvin H. Fenichel
                                        Senior Vice President and Chief
                                        Accounting Officer

State of New York)
County of New York) ss.:

On the 9th day of March in the year 2010, before me, the undersigned, personally appeared Alvin H. Fenichel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Maria E. Diaz
-------------------------------------
Signature and Office of individual
taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                        /s/ Henri de Castries
                                        ----------------------------------------
                                        Henri de Castries, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                        /s/ Denis Duverne
                                        ----------------------------------------
                                        Denis Duverne, Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward
A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                                    033-37718
                                    033-37722
                                    033-38299
                                    333-72259
                                    333-72714
                                    333-92312
                                    333-92320

           Form N-4 registration statements to be filed as necessary.

                     Keynote Series Account - NY (811-05457)
                                    033-33318
                                    033-19836

           Form N-4 registration statements to be filed as necessary.

                       MONY Variable Account L (811-06215)
                                    033-37719
                                    333-01581
                                    333-71417
                                    333-71677
                                    333-72590
                                    333-72594
                                   333-104156

           Form N-6 registration statements to be filed as necessary.

                       MONY Variable Account S (811-06217)
                                    033-37721

           Form N-6 registration statements to be filed as necessary.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of February 2009.


                                        /s/ Anthony J. Hamilton
                                        ----------------------------------------
                                        Anthony J. Hamilton, Director

                                                                   EXHIBIT 10(B)

                        DIVERSIFIED INVESTORS PORTFOLIOS
                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby make, constitute and appoint JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER his or her true and lawful attorneys-in-fact and agents in his or her name, place and stead and on his or her behalf (a) to sign and cause to be filed registration statements of Diversified Investors Portfolios (the "Fund") under the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he or she may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

     THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.



/s/ John K. Carter                        Date: November 6, 2007
---------------------------------------
John K. Carter, Trustee and Chairperson


/s/ Leo J. Hill                           Date: November 7, 2007
---------------------------------------
Leo J. Hill, Trustee


/s/ Neal M. Jewell                        Date: November 7, 2007
---------------------------------------
Neal M. Jewell, Trustee


/s/ Russell A. Kimball                    Date: November 7, 2007
---------------------------------------
Russell A. Kimball, Trustee


/s/ Eugene M. Mannella                    Date: November 7, 2007
---------------------------------------
Eugene M. Mannella, Trustee


/s/ Norm R. Nielsen                       Date: November 7, 2007
---------------------------------------
Norm R. Nielsen, Trustee


/s/ Joyce Galpern Norden                  Date: November 7, 2007
---------------------------------------
Joyce Galpern Norden, Trustee


/s/ Patricia Sawyer                       Date: November 6, 2007
---------------------------------------
Patricia Sawyer, Trustee


/s/ John W. Waechter                      Date: November 7, 2007
---------------------------------------
John W. Waechter, Trustee

                        DIVERSIFIED INVESTORS PORTFOLIOS
                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER her true and lawful attorney-in-fact and agent in her name, place and stead and on her behalf (a) to sign and cause to be filed registration statements of Diversified Investors Portfolios (the "Fund") under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he or she may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney in the capacity and on the date indicated.


/s/ Sandra N. Bane                      Date: March 1, 2008
------------------------------------
Sandra N. Bane, Trustee

                        TRANSAMERICA PARTNERS PORTFOLIOS
                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and DENNIS P. GALLAGHER his true and lawful attorney-in-fact and agent in his name, place and stead and on his behalf
(a) to sign and cause to be filed registration statements of Transamerica Partners Portfolios (the "Fund") under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney in the capacity and on the date indicated.


/s/ David W. Jennings                   Date: July 22, 2009
------------------------------------
David W. Jennings, Trustee